Exhibit 10.5

[****] = Certain confidential information contained in this document has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

Execution Copy

FIRST AMENDMENT

to the

AMENDED AND RESTATED KNOW-HOW
LICENSE AND SUPPLY AGREEMENT

(as concluded between Janssen Pharmaceuticals, Inc.
and Nordmark Arzneimittel GmbH & Co. KG)

by and between

VIVUS, INC.

and

NORDMARK ARZNEIMITTEL GMBH & CO. KG

TABLE OF CONTENTS

Page

DEFINITIONS2

DEFINITIONS IN THE AGREEMENT2

RIGHT TO GRANT A SUBLICENSE FOR CANADA4

ADJUSTMENTS OF MINIMUM ORDER QUANTITIES AND SUPPLY PRICES; ADJUSTMENTS OF CORRESPONDING EXHIBITS5

ADJUSTMENTS OF PRODUCT RELEASE LIMITS9

TERM AND TERMINATION9

ASSIGNMENT10

NOTICES11

FIRST AMENDMENT TERMINATION OPTION FOR NORDMARK12

MISCELLANEOUS13

This Amendment (hereinafter referred to as the “First Amendment”) to the Amended and Restated Know-How License and Supply Agreement (hereinafter referred to as the “Agreement”) is made effective as of 26 June 2019 (“Effective Date”) by and between VIVUS, Inc., a company organized and existing under the laws of Delaware and having its principle office at 900 E. Hamilton Avenue, Suite 550, Campbell, CA 95008, USA (hereinafter referred to as “Vivus”), and Nordmark Arzneimittel GmbH & Co. KG, a company organized and existing under the laws of Germany, having its principal office at Pinnauallee 4, 25436 Uetersen, Germany (hereinafter referred to as “Nordmark”).

Vivus and Nordmark hereinafter each referred to as a “Party” and collectively referred to as the “Parties”.

RECITALS

WHEREAS, Janssen Pharmaceuticals, Inc., a corporation formed under the laws of Pennsylvania with offices at 1125 Trenton-Harbourton Road, Titusville, New Jersey 08650, United States (“Janssen”), and Nordmark entered into the Agreement, effective 3rd November 2017, according to which (i) Nordmark grants to Janssen the Know-How License (as defined in the Agreement) for the purposes of marketing and selling the Contracted Product (as defined in the Agreement) in the Territory (as defined in the Agreement), and (ii) Janssen shall purchase from Nordmark and Nordmark shall Manufacture (as defined in the Agreement) and deliver to Janssen Contracted Products (as defined in the Agreement);

WHEREAS, effective 8th June 2018, Janssen has assigned all of its rights and obligations under the Agreement to Vivus as its Legal Successor (as defined in the Agreement) in accordance with Section 23.1 of the Agreement; and

WHEREAS, because of the assignment from Janssen to Vivus as Janssen’s Legal Successor (as defined in the Agreement), the term “Janssen” in the Agreement (as amended by this First Amendment) shall mean “Vivus”, except where such references relate to past actions of Janssen that have no bearing on the ongoing contractual relations between Vivus and Nordmark, including, without limitation, in the following provisions of the Agreement (as amended by this First Amendment): the Recitals including any definitions contained therein and the definition of Quality Agreement; and

WHEREAS, Nordmark and Vivus now desire to enter into this First Amendment in order to amend the Agreement as set forth herein and provide for the supply of the Contracted Products pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Parties agree as follows:

1. DEFINITIONS
1.1	Unless explicitly stated otherwise in Section 1.2 below, all terms written in capital letters used in this First Amendment shall have the meaning as defined in the Agreement.
1.2	For the purpose of this First Amendment, the terms set forth hereinafter shall have the following meaning:
1.2.1	“Agreement” has the meaning set forth in the Recitals.
1.2.2	“Assignment Notice” has the meaning set forth in Section 9.2.
1.2.3

“Change of Control” means any event by which a Third Party acquires the majority shareholders’ or members’ voting rights of Vivus or acquires the right to appoint or remove a majority of the members of the board of directors of Vivus enabling such Third Party to exercise a dominant influence.

1.2.4	“Effective Date” has the meaning set forth in the Recitals.
1.2.5	“First Amendment” has the meaning set forth in the Recitals.
1.2.6	“First Amendment Termination Option” has the meaning set forth in Section 9.1.
1.2.7	“Option Notice” has the meaning set forth in Section 9.3.
1.2.8	“Option Period I” has the meaning set forth in Section 9.3.
1.2.9	“Option Period II” has the meaning set forth in Section 9.3.
1.2.10	“Vivus” has the meaning set forth in the Recitals.
2. DEFINITIONS IN THE AGREEMENT
2.1	The Definition of “Partial Successor” in Section 1 of the Agreement shall be amended and restated as follows:

“Partial Successor” shall mean a Third Party which, always and in each case subject to the terms of Section 23, acquires, is assigned or otherwise receives from a Party after the Effective Date all of such Party’s right, title and interest to all or certain of the Contracted Products, as applicable, within a specific geographic territory only, but not worldwide, irrespective whether by law or by contract and irrespective by which kind of transaction or legal form. For the avoidance of doubt, the Parties expressly agree that a sublicense in accordance with Section 2.1 (b) of this Agreement does not qualify the Third Party receiving such sublicense rights a Partial Successor.

2.2	The Definition of “Contracted Products” in Section 1 of the Agreement shall be amended and restated as follows:

“Contracted Products” means all Legacy Products and all Advanced Products. [****].

2.3	New definitions shall be added to Section 1 in the Agreement as follows:

“Advanced Product [****]”  shall have the meaning as set forth in Section 3.3.2.2 (d).

“Difference I” shall have the meaning as set forth in Section 3.3.1.1 (c).

“Difference II” shall have the meaning as set forth in Section 3.3.2.1 (c).

“First Renewal Term” has the meaning set forth in Section 16.1.

“Initial Term” has the meaning set forth in Section 16.1.

“[****]”  shall mean the [****].

“[****]”  shall mean the [****].

“[****]”  shall have the meaning set forth in Section 3.4.

“Minimum Costs I” shall have the meaning as set forth in Section 3.3.1.1 (b).

“Minimum Costs II” shall have the meaning as set forth in Section 3.3.2.1 (b).

“Minimum Order I” shall have the meaning as set forth in Section 3.3.1.1 (a).

“Minimum Order II” shall have the meaning as set forth in Section 3.3.2.1 (a).

“Minimum Costs II Change” shall have the meaning as set forth in Section 3.3.2.1 (b).

“Nordmark R&P Fee” shall have the meaning as set forth in Section 6.2 (a).

“Product Mix” shall mean the following mix of Contracted Products, regardless of whether each Contracted Product is a Legacy Product or an Advanced Product:

Contracted Product	Units
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

“Reduced Nordmark R&P Fee” shall have the meaning as set forth in Section 6.2 (a).

“Subsequent Renewal Term” has the meaning set forth in Section 16.1.

“Term” has the meaning set forth in Section 16.1.

“Total Costs” shall have the meaning as set forth in Section 3.3.1.1. (e).

3. RIGHT TO GRANT A SUBLICENSE FOR CANADA

Section 2.1 of the Agreement shall be amended and restated as follows:

„Know-How License. Subject to the terms of this Agreement and in particular, but not limited to, subject to the process and mechanism set out in Section 2.3 and the last sentence of this Section 2.1 (i.e. the terms identified „for clarity” hereafter), Nordmark hereby grants Janssen an exclusive, royalty-free, nontransferable (except as permitted under Section 23.1 and under this Section 2.1 (b)) license to use the Licensed Know-How during the Term within the Territory, solely for the purposes of (i) filing, maintaining, amending, supplementing, or renewing Regulatory Approvals owned by Janssen in the Territory for any Contracted Product, and (ii) marketing and selling any Contracted Product in the Territory (the „Know-How License”).

For clarity,

(a)

no license is granted by Nordmark under the Licensed Know-How to Janssen to Manufacture itself or have Manufactured by Third Parties any Contracted Product or any other products, and Janssen shall not use any of the Licensed Know-How to Manufacture itself or have Manufactured by Third Parties any Contracted Product or any other products (except as set forth in Section 16.6.4);

(b)

Janssen shall not sublicense the Licensed Know-How to any Third Parties without the prior written consent of Nordmark (except as set forth in Section 16.6.4); provided, however, that Janssen, notwithstanding any provision to the contrary in this Agreement, shall have the right, without Nordmark’s consent, to grant a sublicense under the Licensed Know-How in Canada to a Third Party in Canada solely for the purpose of marketing and selling any Contracted Product in Canada, unless such Third Party [****].

(c)	[****];
(d)	the Know-How License does not include any rights or licenses in respect of the marketing, sale or importation of Intermediate Product or Bulk Product in the Territory by Janssen; and
(e)

the Know-How License shall not restrict Nordmark’s right to grant a license under the Licensed Know-How to a Third Party inside or outside the Territory with respect to any product (other than the Contracted Products), [****].”

4. ADJUSTMENTS OF MINIMUM ORDER QUANTITIES AND SUPPLY PRICES; ADJUSTMENTS OF CORRESPONDING EXHIBITS
4.1	Section 3.3 of the Agreement shall be amended and restated as follows:

„3.3Minimum Order Quantities and Minimum Order Sales.

3.3.1Calendar Years 2019 and 2020.

3.3.1.1The following shall apply in Calendar Years 2019 and 2020, provided, [****]:

(a)

The annual minimum order quantity of Contracted Products in each of Calendar Year 2019 and Calendar Year 2020 is equivalent to not less than [****]. This Minimum Order I corresponds, by way of example, to [****] of the Product Mix.

(b)

Janssen guarantees to Nordmark in each of Calendar Year 2019 and Calendar Year 2020 minimum annual sales of Nordmark to Janssen with Contracted Products in the amount of Euro [****] („Minimum Costs I”). For the avoidance of doubt, the Parties agree that such Minimum Costs I are fixed for Calendar Year 2019 and Calendar Year 2020 and are not subject to any adjustments.

(c)

For Calendar Year 2019 and for Calendar Year 2020, Janssen may, in its sole discretion, decide either to (i) [****], (ii) [****] („Difference I”). [****].  In this case Janssen shall pay [****]. For the avoidance of doubt, the Parties expressly agree that in case [****].

(d)

Nordmark shall (i) calculate Difference I for Calendar Year 2019 and for Calendar Year 2020, and (ii) provide the corresponding invoices to Janssen by 15th January of the following Calendar Year. [****].

(e)

For the purposes of calculating Difference I Total Costs shall include costs for (i) [****], and (ii) [****]. In case Contracted Products are not delivered in time due to reasons within Nordmark’s responsibility or reasonable control, such Contracted Products will be considered delivered with respect to the Total Costs.

(f)

For the avoidance of doubt, the Parties agree on the following calculation example for Difference I: If (i) Janssen purchases and gets delivered Contracted Products for Euro [****], and (ii) there are destruction costs of Euro [****].

3.3.1.2The following shall apply in Calendar Year 2019 and Calendar Year 2020, [****]:

The terms below in Section 3.3.2.1 (b) shall apply on a pro rata basis. For clarity, [****] Minimum Costs in 2020 would amount to Euro [****], which would be the sum of Euro [****]  ([****]% of Euro [****]) Minimum Costs I and Euro [****]  ([****]% of Euro [****]) Minimum Costs II.

3.3.2Calendar Year 2021 and all following Calendar Years

3.3.2.1The following shall apply [****]:

(a)

The annual minimum order quantity of Contracted Products in Calendar Year 2021 and any following Calendar Year shall be equivalent to not less than [****] Intermediate Product MFT batches („Minimum Order II”). This Minimum Order II corresponds, by way of example, to [****] of the Product Mix.

(b)

As of 1st January 2019, Janssen guarantees to Nordmark in Calendar Year 2021 and in any following Calendar Year minimum annual sales of Nordmark to Janssen with Contracted Products in the amount of Euro [****] („Minimum Costs II”). Such Minimum Costs II shall be subject to [****] according to [****]. For clarity, in case the [****]. In case the [****], the [****] would further [****]. The difference between the Minimum Costs II as of 1[s]t January 2019 and [****] („Minimum Costs II Change”) would in this case be Euro [****]. For clarity: this mechanism leading to the [****] will continue until the [****], regardless of whether the [****] occurs after [****].

(c)

For Calendar Year 2021 and in any following Calendar Year, Janssen may, in its sole discretion, decide either to (i) [****] (ii) [****] („Difference II”). In case the [****].  In this case Janssen shall pay [****]. For the avoidance of doubt, the Parties expressly agree that in case [****].

(d)	Nordmark shall (i) [****], and (ii) provide the corresponding invoices to Janssen by 15th January of the following Calendar Year. [****].
(e)

For the purposes of calculating Difference II, Total Costs shall include costs for (i) [****], and (ii) [****]. In case Contracted Products are not delivered in time due to reasons within Nordmark’s responsibility or reasonable control, such

Contracted Products will be considered delivered with respect to the Total Costs.
(f)	For the avoidance of doubt, the Parties agree on the following calculation example for Difference II: If (i) [****] and (ii) [****].

3.3.2.2The following shall apply [****]:

(a)	The annual minimum order quantity of Contracted Products in Calendar Year 2021 and any following Calendar Year shall be Minimum Order I.
(b)	Janssen guarantees to Nordmark in Calendar Year 2021 and in any following Calendar Year minimum annual sales of Nordmark to Janssen with Contracted Products in the amount of Minimum Costs I.
(c)

For Calendar Year 2021 and any following Calendar Year, Janssen may, in its sole discretion, decide either to (i) [****], or to (ii) [****]. For the avoidance of doubt, the Parties expressly agree that in case Janssen chooses option (ii), [****].

(d)

Janssen shall pay to Nordmark [****] („Advanced Product [****]”). This Advanced Product [****] shall be due on the [****]. If [****], the Advanced Product [****] will be calculated on a monthly pro-rata-basis. Nordmark will provide the corresponding invoices to Janssen until the end of each quarter. The according amounts are payable by Janssen to Nordmark in [****]. The Parties expressly agree that the Advanced Product [****] is not payable by Janssen (i) if [****], or (ii) [****]. For the avoidance of doubt, the Parties expressly agree that as of [****].

4.2	A new Section 3.4 shall be added to the Agreement:

„3.4Synchronicity of [****]. Vivus shall use commercially reasonable efforts that the [****] is parallel to the [****] and vice versa and that the period between the [****] and the [****] does not exceed a maximum of [****] (the “[****]”). The Parties agree that Nordmark is under no obligation whatsoever to Manufacture and deliver to Janssen the Contracted Products in a different quality (i.e. to Manufacture and deliver both Legacy Products and Advanced Products) for a period exceeding the [****]. For clarity: in this event (i.e. if the [****] is exceeded) Nordmark shall only be obliged to Manufacture and deliver to Janssen the [****].”

4.3	A new Section 3.5 shall be added to the Agreement:

„3.5Relaunch of Legacy Products. The Parties agree to use commercially reasonable efforts to relaunch the Legacy Products, if the Advanced Products lose marketing authorizations in the USA and/or in Canada after the [****] and/or the [****].”

4.4	Section 6.1 of the Agreement shall be amended and restated as follows:

„6.1Legacy Product Supply Price. In consideration of the supply of any Legacy Product by Nordmark to Janssen under the terms and conditions of this Agreement, Janssen shall pay Nordmark as of the  1st  January 2019 the supply prices set forth in Exhibit E („Legacy Supply Prices”).”

4.5	Section 6.2 of the Agreement shall be amended and restated as follows:

„6.2Advanced Product Supply Price. In consideration of the supply of any Advanced Product by Nordmark to Janssen under the terms and conditions of this Agreement, Janssen shall pay Nordmark as of the [****] the supply prices set forth in Exhibit F („Advanced Supply Prices”).”

4.6	A new Section 6.2 (a) shall be added to the Agreement:

„6.2 (a)„Nordmark R&P Fee. As of the [****], Janssen will pay Nordmark [****] amounting to Euro [****] („Nordmark R&P Fee”). At the [****], the Nordmark R&P Fee will be [****] („Reduced Nordmark R&P Fee”). After the [****], the Reduced Nordmark R&P Fee shall be subject to [****] according to Section 6.3 of this Agreement. For clarity, an exemplary Reduced Nordmark R&P Fee in [****] of Euro [****] and a [****]% in [****] would lead to a new Reduced Nordmark R&P Fee in [****] of Euro [****]. The same mechanism shall apply for all subsequent Calendar Years. For further clarity, the mechanism shall also apply in case of [****]. Nordmark shall provide the corresponding invoices for the Nordmark R&P Fee or the Reduced Nordmark R&P Fee, as the case may be, to Janssen until the end of each quarter. The according amounts shall be payable by Janssen to Nordmark [****]. The Parties agree and acknowledge that any development and improvement of the Contracted Products shall be subject to (i) a mutually agreed upon amendment of this Agreement, (ii) a mutually agreed upon scope of work and schedule, and (iii) a purchase order in an amount and form acceptable to Nordmark, provided, that (i), (ii) and (iii) is at the sole discretion of Nordmark following good faith discussions between the Parties. The Parties further agree and acknowledge that the payment of the Nordmark R&P Fee or the Reduced Nordmark R&P Fee, as the case may be, shall not obligate Nordmark to agree to any amendment of this Agreement or to any subsequent scope of work, schedule or purchase order proposed by Janssen.”

4.7	A new Section 6.2 (b) shall be added to the Agreement:

„6.2 (b)Sum of Minimum Cost II and Nordmark R&P Fee. In any case, upon the [****], the sum of the Minimum Costs II and the Reduced Nordmark R&P Fee shall be Euro [****]. For clarity: this will also be the case should the [****] occur before [****].

4.8	A new Section 6.3 (a) shall be added to the Agreement:

„6.3 (a)Supply Price Adjustment for Calendar Year 2018. For the avoidance of doubt, the Parties expressly agree that the Legacy Supply Prices as set forth in Exhibit E and the Advanced Supply Prices as set forth in Exhibit F shall include the Supply Price Adjustments for Calendar Year 2018 according to Section 6.3 of this Agreement.”

4.9	A new Section 6.3 (b) shall be added to the Agreement:

„6.3 (b)Supply Price Adjustment for Calendar Year 2019 and any following Calendar Year. For the avoidance of doubt, the Parties expressly agree that the Legacy Supply Prices as set forth in Exhibit E and the Advanced Supply Prices as set forth in Exhibit F will be adjusted according to Section 6.3 of this Agreement.”

4.10	Exhibit E of the Agreement shall be replaced by Exhibit E attached to this First Amendment.
4.11	Exhibit F of the Agreement shall be replaced by Exhibit F attached to this First Amendment.
5. ADJUSTMENTS OF PRODUCT RELEASE LIMITS
5.1	Exhibit C of the Agreement shall be replaced by Exhibit C attached to this First Amendment.
5.2	Exhibit D of the Agreement shall be replaced by Exhibit D attached to this First Amendment.
6. TERM AND TERMINATION
6.1	Section 16.1 of the Agreement shall be amended and restated as follows:

„Initial Term. This Agreement shall begin on the Effective Date and continue through 31’ December 2029 („Initial Term”), unless earlier terminated in accordance with Sections 16.2, 16.4 or 16.5 of this Agreement. This Agreement shall be renewed automatically for additional five (5) year periods unless earlier terminated in accordance with Sections 16.2, 16.4 or 16.5 of this Agreement as follows: (i) commencing at the expiration of the Initial Term (the „First Renewal Term”) unless

Janssen terminates this Agreement by giving Nordmark written notice of its intent to terminate at least  [****]  prior to the expiration of the Initial Term and (ii) commencing at the expiration of the First Renewal Term (each a „Subsequent Renewal Term”, together with the Initial Term and the First Renewal Term, the „Term”) unless either Janssen or Nordmark terminates this Agreement by giving the other Party written notice of its intent to terminate at least [****] prior to the expiration of the First Renewal Term or any Subsequent Renewal Term.”

6.2	Section 16.2.2.2. of the Agreement shall be amended and restated as follows:

„It shall be considered a material breach of Janssen within the meaning of Section 16.2.1 if Janssen

(a)	does not comply with one or several of the following obligations under this Agreement, in particular, without limitation:
•	Section 2.1 (Know-How License);
•	Section 2.3 (Process and Mechanism);
•	Section 3.2 (Exclusivity of Supply);
•	Section 12.3.1(b);
•	Breach of Section 15 (Confidentiality) in any material respect; and
•	Section 22.1 (Assignment; Subcontracting); and/or
(b)	does not make payments that are due according to this Agreement, in particular, but without limitation, according to Section 3.3.”
2.1	The Parties agree that Section 16.3 of the Agreement shall be deleted, and that this Section shall be left intentionally blank in the Agreement.
7. ASSIGNMENT

Section 23.1 of the Agreement shall be amended and restated as follows:

„Assignment. Neither Party may assign its rights or obligations under this Agreement, or the Agreement itself without prior written consent of the other Party (not to be unreasonably withheld or delayed); provided, however, that

(a)	Janssen may assign its rights or obligations under this Agreement relating to Canada only (for clarity: no rights and obligations whatsoever relating to the USA) without Nordmark’s consent; and
(b)

each Party may, without the other Party’s consent, (i) assign any or all its rights and obligations under this Agreement to an Affiliate of such Party, (ii) assign all its rights and obligations under this Agreement to the Legal Successor of such Party, or (iii) assign part of its rights and obligations under this Agreement to a Partial Successor of such Party;

in case of (a) and/or (b) provided further, however, that

(x)Janssen shall not assign its rights or obligations under this Agreement, whether relating to Canada only or to the USA only or to the USA and Canada, to any party (i) [****], (ii) [****] and/or (iii) [****] without the prior written consent of Nordmark, and

(y)Nordmark shall not assign its rights or obligations under this Agreement to any party that is not primarily engaged in the pharmaceutical industry without the prior written consent of Janssen.

For clarity, the Parties agree that it will be considered reasonable for either Party not to consent, or to withhold, condition or delay the consent to a proposed assignment by the other Party to a party which meets one or more of the aforementioned criteria in subclauses (x) and (y).

Should the Party being requested to provide consent neither provide nor refuse consent within [****] of receipt of a request, the Party requesting consent shall notify the other Party of the fact that no consent or refusal to consent has been received. If the Party receiving such notification does not provide or refuse consent within [****] of receipt of that notification, the assignment shall be deemed to have the appropriate consent. In case of dispute concerning the date of receipt, the receipt date of invoice by certified or registered mail shall be decisive. No assignment of this Agreement, or any rights or obligations hereunder, shall release the assigning Party from any of its obligations or liabilities hereunder.

The request for consent, the consent or the refusal of consent, and the notification according to this Section 23.1 shall be sent to the other Party by certified or registered mail and by email to the addresses set forth in Section 19.

Any attempt by a Party to assign this Agreement in conflict with the above provision of assignment shall be null and void. Subject to the foregoing, this Agreement shall bind and inure to the benefit of the Parties hereto and their respective Legal Successors or Partial Successors and permitted assigns.”

8. NOTICES

Section 19 of the Agreement shall be amended and restated as follows:

„To be effective, all notices and other communications hereunder shall be in writing and delivered personally or mailed by Federal Express or another internationally recognized courier service (billed to sender), to the Parties at the following addresses (or to such other address as either Party may designate by notice as provided in this Section 19):

If to Nordmark:

Nordmark Arzneimittel GmbH & Co. KG

Attn.: Managing Director

Pinnauallee 4

25436 Uetersen

Germany

[****]

[****]

info@nordmark-pharma.de

If to Vivus:

VIVUS, Inc.

Attn.: CFO and General Counsel

900 East Hamilton Avenue, Suite 550

Campbell, CA 95008

U.S.A.

oki@vivus.com (with copy to CFO@vivus.com)

Slebir@vivus.com (with copy to generalcounsel@vivus.com)

9. FIRST AMENDMENT TERMINATION OPTION FOR NORDMARK
9.1

First Amendment Termination Option. Nordmark shall have the option to terminate this First Amendment with the effects of such termination set forth in Section 9.5 below („First Amendment Termination Option”) anytime before the [****], if Vivus (i) assigns any or all of its rights and obligations under the Agreement (as amended by this First Amendment) to a Legal Successor and/or to a Partial Successor in accordance with Section 23.1 of the Agreement (as amended by this First Amendment), and/or (ii) enters into a transaction or series of related transactions resulting in a Change of Control. For clarity, Nordmark’s First Amendment Termination Option shall terminate as of the [****] and have no further import or effect.

9.2

Assignment Notice. Vivus shall provide written notice to Nordmark of a Change of Control or of its good faith intent following approval of the Vivus Board of Directors to perfect an assignment to a Legal Successor or Partial Successor („Assignment Notice”). This Assignment Notice shall be provided to Nordmark without undue delay and shall identify the party acquiring control or the potential Legal Successor or Partial Successor and generally describe the form of the Change of Control or potential assignment.

9.3

Option Period and Option Notice. Nordmark shall have a period of [****] („Option Period I”) to exercise the First Amendment Termination Option by notifying Vivus in writing („Option Notice”). Nordmark shall have the right to exercise the First Amendment Termination Option at any time, i.e. even after the assignment or the Change of Control („Option Period H”), if (i) Vivus does not provide an Assignment Notice to Nordmark, and/or (ii) the actual Change of Control or actual assignment is perfected with a third party, which is not an Affiliate of the third party identified in the Assignment Notice or substantially deviates regarding the form of the Change of Control or the assignment or in terms of economics from the Assignment Notice.
9.4

Notices. The Assignment Notice and the Option Notice shall be sent to the other Party by certified or registered mail and by email to the addresses set forth in Section 19 of the Agreement (as amended by this First Amendment).

9.5	Effects of Exercising the First Amendment Termination Option.
9.5.1

If Nordmark exercises the First Amendment Termination Option within Option Period I or, as the case may be, Option Period II, this First Amendment shall terminate; provided, however, that Section 6.1 of this First Amendment (amending Section 16.1 of the Agreement) shall survive such termination with all other provisions of this First Amendment having no further import or effect such that the Agreement, as amended by Section 6.1 of this First Amendment, will become effective again, including, but not limited to, the provisions regarding Supply Prices and the Know-How-Fee in Section 6.2.

9.5.2

If (i) Nordmark does not exercise the First Amendment Termination Option within the Option Period I or, as the case may be, the Option Period II, and (ii) the Change of Control or assignment becomes effective before [****], Vivus shall guarantee to Nordmark Minimum Costs II according to Section 3.3.2.1 of the Agreement (as amended by this First Amendment) and the Nordmark R&P Fee according Section 6.2. (a) of the Agreement (as amended by this First Amendment) shall apply immediately upon the Change of Control or the assignment becomes effective.

10. MISCELLANEOUS
10.1	This First Amendment shall become effective upon the Effective Date.
10.2	Unless explicitly stated otherwise herein, all terms and conditions of the Agreement shall remain unaffected by this First Amendment.

[The remainder of this page has been left intentionally blank.]

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be signed by their duly authorized representatives as of the Effective Date.

Nordmark Arzneimittel GmbH & Co. KG

By: /s/ Dr. J. Tonne

Name:Dr. Jörn Tonne

Title:CEO

Date:26 – June – 2019

[Signature Page to First Amendment]

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be signed by their duly authorized representatives as of the Effective Date.

Vivus, Inc.

By: /s/ John Amos

Name: John P. Amos

Title: Chief Executive Officer

Date: 6/26/2019

[Signature Page to First Amendment]